UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 16, 2004
                                                  ----------------


                          TEMECULA VALLEY BANCORP INC.
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             (Exact name of Registrant as specified in its charter)



           DELAWARE                                            46-0476193
 ------------------------------    ---------------        ---------------------
  (State or other jurisdiction      (File number)           (I.R.S. Employer
       of incorporation)                                   Identification No.)



27710 Jefferson Avenue,
Suite A100, Temecula, CA                                         92590
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(Address of principal executive office)                        (Zip Code)


Registrant's telephone number, including area code: (909) 694-9940
                                                    --------------


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          (Former name or former address, if changed since last report)

ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


ITEM 7.01.   REGULATION FD DISCLOSURE.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

             (C)     Exhibits

                     99      Press Release



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 16, 2004                    TEMECULA VALLEY BANCORP INC.


                                           By: /S/ Stephen H. Wacknitz
                                               ---------------------------------
                                               Stephen H. Wacknitz
                                               President and Chief Executive
                                               Officer



                                           By: /S/ DONALD A. PITCHER
                                               ---------------------------------
                                               DONALD A. PITCHER
                                               Executive Vice President
                                               Chief Financial Officer





                                  EXHIBIT INDEX
                                  -------------


EXHIBIT NO.                DESCRIPTION                           PAGE NO.
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99                         Press Release                            3